THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. THE WARRANTS HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE, DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE WARRANTS UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AS EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH OFFER, SALE, TRANSFER, PLEDGE, HYPOTHECATION OR DISPOSITION. THE STOCK TRANSFER AGENT, IF ANY, OF THE COMPANY WILL BE ORDERED TO EFFECTUATE TRANSFERS OF THE WARRANTS ONLY IN ACCORDANCE WITH THE ABOVE RESTRICTIONS.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS PROVIDED IN THAT CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF MAY 26, 1999, AMONG THE COMPANY, THE CONTROLLING STOCKHOLDER AND THE WARRANTHOLDER (AS SUCH TERMS ARE DEFINED THEREIN), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. ANY TRANSFER IN VIOLATION OF THAT AGREEMENT IS INVALID. BY ITS ACQUISITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE, THE HOLDER HEREOF AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH AGREEMENT.


                                 MAIL.COM, INC.

                    WARRANTS TO PURCHASE CLASS A COMMON STOCK



Initial Warrantholder:                                   AT&T Corp.
                                                         55 Corporate Drive
                                                         Bridgewater, NJ  08807


No. of Shares of Class A Common Stock
to be issued upon exercise in full:                      1,000,000


         FOR VALUE RECEIVED, Mail.com, Inc., a Delaware corporation (the "Company"), promises to issue to the Initial Warrantholder, its nominees, successors or assigns (the "Warrantholder") ONE MILLION (1,000,000) nonassessable shares (the "Shares") of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock"), as may be adjusted pursuant to the terms hereof, at any time on or prior to the Expiration Date (as defined herein) upon payment by the Warrantholder to the Company of the purchase price per share in the amount of Eleven dollars ($11.00), as may be adjusted pursuant to the terms hereof (the "Warrant Exercise Price"), and to deliver to the Warrantholder a certificate or certificates representing the Shares purchased. The Warrantholder shall have the right to exercise this warrant (the "Warrant") in whole or in part at any time or times on or prior to the Expiration Date.


         SECTION 1.  (a)   DEFINITIONS.  The  following  terms as used in this
certificate  shall have the following meanings:

         "Common Stock" has the meaning set forth in the first paragraph hereof.

         "Expiration Date" means December 31, 2000.

         "Investor Rights Agreement" means the Investor Rights Agreement dated as of May 26, 1999, among the Company, the Controlling Stockholder and the Warrantholder.

         "Letter Agreement" means that certain Letter Agreement executed and delivered by the Company and the Initial Warrantholder dated May 26, 1999.

         "Market Price" means:

                  (i) the average of the daily closing sales prices of the Common Stock on the national securities exchange on which the Common Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any day, the average of the reported bid and asked prices on all such exchanges at the end of such day, in each case over the twenty trading days immediately before the date of determination of Market Price, or

                  (ii) if on any date of determintion of Market Price, the Common Stock shall not be listed on a national securities exchange, the average of the closing sales price on the NASDAQ Stock Market, or, if there shall have been no sales on the NASDAQ Stock Market on any day, the average of the reported bid and asked prices on the NASDAQ Stock Market at the end of such day, in each case over the twenty trading days immediately before the date of determination of Market Price, or

                  (iii) if the Common Stock is not listed on any national securities exchange or quoted on the NASDAQ Stock Market, the "Market Price" shall be deemed to be the fair value thereof as reasonably determined in good faith by the Company's Board of Directors as of the date which is within 15 days of the date as of which the determination is to be made unless the Warrantholder requests that the Company obtain an opinion of an internationally recognized investment banking firm chosen by the Company (who shall bear the expense) and reasonably acceptable to the Warrantholder in which event the Market Price shall be determined by such investment banking firm..

         "Warrants" means the warrants represented by this certificate.

         (b)      OTHER DEFINITIONAL PROVISIONS.

                  (i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and (C) to any applicable law defined or referred to herein, shall be to such applicable law as the same may have been or may be amended or supplemented from time to time.

                  (ii) When used in this certificate, the words "herein", "hereof" and "hereunder", and words of similar import, shall refer to this certificate as a whole and not to any provision of this certificate, and the words "Section" and "Exhibit" shall refer to Sections of, and Exhibits to, this certificate unless otherwise specified. Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.


         SECTION 2. COVENANTS OF THE COMPANY. The Company will at all times reserve and keep available out of its authorized shares of Common Stock or its treasury shares, solely for the purpose of issuing upon the exercise of the Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of the Warrants. The Company covenants that all shares of Common Stock which shall be so issued shall, upon issuance in accordance with the terms hereof, be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.


         SECTION 3. EXERCISE OF WARRANTS; LEGENDS; WARRANTHOLDER REPRESENTATIONS.(a) In order to exercise the Warrants, the Warrantholder shall deliver to the Company (i) a written notice of such holder's election to exercise Warrants, in the form of the Subscription Notice attached as Exhibit A hereto, which notice shall specify the number of shares of Common Stock to be purchased and (ii) payment in cash or by a certified or cashier's check to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Shares as to which the Warrant is being exercised or, when the holder hereof shall elect to exercise its rights under Section 3(b) hereof, Warrants having a value determined in accordance with Section 3(b) equal to the aggregate exercise price, and (iii) the surrender of this certificate, properly endorsed, at the principal office of the Company, 11 Broadway, Suite 660, New York, New York 10004 (or at such other agency or office of the Company as the Company may designate by notice to the holder hereof). The exercise of the Warrants shall be deemed to be a representation by the Warrantholder that the Shares are being purchased for its own account and not with a view to the distribution thereof. After receipt of written notice and upon the payment of the Purchase Price to the Company by the Warrantholder, the Company shall as promptly as practicable execute or cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of Shares purchased. If the Warrants shall have been exercised only in part, the Company shall also deliver a new certificate evidencing the unexercised Warrants of like tenor evidencing the rights of such holder to purchase the remaining Shares called for by such Warrants.

         (b) From and after the Minimum Mailbox Date (as such term is defined in the Letter Agreement), which date must occur on or before December 31, 2000 for the rights under this

Section 3(b) to be effective, in lieu of the Warrantholder exercising the Warrants (or any portion of the Warrants) for cash, the Warrantholder may, in connection with such exercise, elect to satisfy the Warrant Exercise Price by exchanging solely the Warrants represented by this certificate (or a portion thereof) and shall receive for this certificate (or a portion thereof) a number of Shares equal to the product of (i) the number of Shares issuable upon such exercise (or, if only a portion of such Warrant is being exercised, issuable upon the exercise of such portion) multiplied by (ii) a fraction, the numerator of which is the Market Price per share of the Common Stock at the time of such exercise minus the Warrant Exercise Price per share of the Common Stock at the time of such exercise, and the denominator of which is the Market Price per share of the Common Stock at the time of such exercise, such number of shares so issuable upon such exercise to be rounded up or down to the nearest whole number of Shares.

         (c) The Warrantholder understands that the certificates evidencing the Shares shall bear the following legends:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired not with a view to distribution and may not be offered, sold, transferred, pledged, or hypothecated in the absence of an effective registration statement for the shares under the Act and under any applicable state securities laws, or an exemption therefrom evidenced by an opinion of counsel reasonably satisfactory to the Company that such registration is not required as to such sale or offer, except that no such opinion shall be required in connection with a sale pursuant to Rule 144 or Rule 144A under the Securities Act of 1933. The stock transfer agent has been ordered to effectuate transfers of this certificate only in accordance with the above instruction."

                  "The shares represented by this certificate are subject to the terms and conditions provided in that certain Investor Rights Agreement dated as of May 26, 1999, among the Company, the Controlling Stockholder and the Warrantholder (as such terms are defined therein), a copy of which is on file with the Secretary of the Company. Any transfer in violation of that agreement is invalid. By its acquisition of the shares represented by this certificate, the holder hereof agrees to be bound by the terms and conditions of such agreement."

         (d) The Warrantholder has made, either alone or together with its advisors, such independent investigation of the Company, its management and related matters as it deems to be, or such advisors have advised to be, necessary or advisable in connection with an investment in the Company through the transactions contemplated by the Letter Agreement and the Warrants; and it and its advisors have received all information and data that it and its advisors believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Warrants and the Shares pursuant to the transactions contemplated by the Letter Agreement. The Warrantholder has completed to its satisfaction such independent investigation of the books and records of the Company and understands the nature of the potential risks and potential rewards of its ownership interest in the Company in each case, as it deems to be, or such advisors have advised to be necessary in order to reach an informed decision as to the advisability of an investment in the Warrants and the Shares pursuant to the transaction contemplated by the Letter Agreement. The Warrantholder is a sophisticated investor with investment experience in the area of venture capital and, in the event of any liquidation or winding up of the Company, has the ability to bear complete loss of its investment.


         SECTION 4. ADJUSTMENTS. The number of shares of Common Stock deliverable upon exercise of the Warrants shall be subject to adjustment from time to time as follows:

         (a) In the event the Company shall (i) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of the Company of any class or series, the Warrantholder shall thereafter be entitled to receive upon the exercise of Warrants the number of shares of Common Stock which the Warrantholder would have owned or have been entitled to receive had the Warrants been exercised immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following such record date or the day upon which such subdivision, combination or reclassification becomes effective. Upon any adjustment in the number of Shares issuable upon exercise of Warrants under this Section 4(a), the Warrant Exercise Price shall be appropriately adjusted.

         (b) In the event that the Company takes a record of holders of Common Stock for the purpose of entitling them to receive a dividend (other than ordinary cash dividends pursuant to a dividend policy adopted by the Board of Directors of the Company and dividends described in Section 4(a)) and the Warrantholder thereafter exercises the purchase rights hereunder, such Warrantholder shall be entitled to receive upon such exercise, in addition to the shares of Common Stock deliverable to the Warrantholder in accordance with the provisions hereof, the amount of the dividend as the Warrantholder would have been entitled to receive if the Warrantholder had converted immediately prior to the taking of such record.

         (c) No adjustment in the number of shares purchasable upon exercise of this Warrant shall be required unless such adjustment would require an increase or decrease of at least one-tenth of a share in the number of shares for which this Warrant is exercisable; provided, however, that any adjustment which by reason hereof is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (d) No fractional shares of Common Stock shall be issued upon exercise of this Warrant, but, instead, to the extent that any fraction of a share would otherwise be issuable, the Purchase Price shall be proportionately reduced.


         SECTION 5. NOTICE OF ADJUSTMENT. Upon any event requiring an adjustment of the number of Shares exercisable by the Warrants, then and in each such case the Company shall promptly give written notice thereof to the Warrantholder, which notice shall specify the number of Shares issuable upon exercise of the Warrants and the adjusted Warrant Exercise Price after giving effect to such adjustment and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.


         SECTION 6. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another Company, or the sale of all or substantially all of its assets to another Company shall be effected, then as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Warrantholder shall thereafter have the right to receive at any time or times on or prior to the Expiration Date upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of the Warrants, such shares of stock, securities or assets as may be issued or, payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case, appropriate provision shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the Warrants.


         SECTION 7. EXCHANGE OF WARRANTS. This certificate is exchangeable upon the surrender hereof by the holder at such office or agency of the Company, for a new certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new certificates to represent the right to subscribe for and purchase such number of Shares as shall be designated by said holder hereof at the time of such surrender.


         SECTION 8. LOST, STOLEN, MUTILATED OR DESTROYED. If this certificate is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated certificate, include the surrender thereof), issue a new certificate of like denomination and tenor as the certificate so lost, stolen, mutilated or destroyed. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed certificate shall be at any time enforceable by anyone.


                  SECTION 9. NOTICE. All notices and other communications under this certificate shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, (ii) sent by telecopier, or (iii) delivered by hand,
(c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

                  (i)      if to the Company, to it at:

                           Mail.com, Inc.
                           11 Broadway, Suite 660
                           New York, NY 10007
                           Attention: Gary Millin, President

                           Telephone No.: (212) 425-4200
                           Telecopier No.: (212) 425-3487

                           with a copy to:

                           Winthrop, Stimson, Putnam & Roberts
                           One Battery Park Plaza
                           New York, NY 10004
                           Attention:  Ronald Fleming, Esq.

                           Telephone No.: (212) 858-1000
                           Telecopier No.: (212) 858-1500

                  (ii)     if to the holder, to it at:

                           AT&T Corp.
                           55 Corporate Drive
                           Bridgewater, NJ  08807
                           Attention:  Sanford S. Brown

                           Telephone No.: (908) 658-2500
                           Telecopier No.: (908) 658-7709

                           with a copy to:

                           AT&T Corp.
                           295 North Maple Avenue
                           Basking Ridge, NJ  07920
                           Attention:  Marilyn Wasser
                                       Vice President-Law and Secretary

                           Telephone No.: (908) 221-6600
                           Telecopier No.: (908) 221-6618

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other, and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth business day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 9 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided.


         SECTION 10. AMENDMENT AND WAIVER. No failure or delay on the part of the Warrantholder in exercising any right, power or remedy under this certificate shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this certificate are cumulative and are not exclusive of any remedies that may be available to the holder of the Warrants at law, in equity or otherwise.


         SECTION 11. REMEDIES. The Company stipulates that the remedies at law of the Warrantholder in the event of any default or threatened default by the Company in the performance of or compliance with any terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained in this certificate or by an injunction against a violation of any of the terms hereof.


         SECTION 12. SUCCESSORS AND ASSIGNS. The Warrants and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Warrantholder, to the extent provided herein, and shall be enforceable by such Warrantholder. Notwithstanding anything herein to the contrary but subject to the restrictions contained herein and in the Investors Rights Agreement, the Warrants and the rights evidenced hereby are assignable in whole or in part by the Warrantholder.


         SECTION 13. MODIFICATION AND SEVERABILITY. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any provision is unenforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions hereof, but this certificate shall be construed as if such unenforceable provision had never been contained herein.

         SECTION 14. GOVERNING LAW. This certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principals thereof.

         IN WITNESS WHEREOF, the Company has caused this certificate to be executed by its duly authorized officers as of the 26th day of May, 1999.



                                         MAIL.COM, INC.


                                         /s/ Gary Millin
                                         ---------------------------------------
                                         By:    Gary Millin
                                         Title: President



ATTEST:


/s/ Gerald Gorman
----------------------------------
By:       Gerald Gorman
Title:    Secretary

                                                                    EXHIBIT A TO
                                                             WARRANT CERTIFICATE



                                SUBSCRIPTION FORM


                 TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH
                 REGISTERED HOLDER DESIRES TO EXERCISE WARRANTS


MAIL.COM, INC.


           The undersigned hereby exercises the right to purchase ______________ of the Shares covered by the certificate evidencing the Warrants in accordance with the terms and conditions thereof at the Warrant Exercise Price of Eleven dollars ($11.00) per Share and herewith makes payment of $__________, the aggregate Warrant Exercise Price of such Shares (subject to adjustment as provided in the certificate evidencing the Warrants) in full, or tenders solely the Warrant certificate, or applicable portion thereof, in full satisfaction of the Warrant Exercise Price upon the terms and conditions set forth in the certificate evidencing the Warrants.



                                         WARRANTHOLDER


                                         ---------------------------------------
                                         By:
                                         Title:


                                         Total No. of Shares
                                         Being Purchased:
                                                         -----------------------


Dated:
      -------------------------